Exhibit 99.1

Corporate Headquarters: 1475 South Bascom Avenue, Suite 101, Campbell, CA  95008

 CBD Energy and Westinghouse Solar receive 5MW order from Australia’s Largest Whitegoods, Electrical Retailer,
Harvey Norman, Commercial Division

Order for Five Megawatts Exceeds 2011 Total Shipments

Campbell, CA, June 18, 2012 – Westinghouse Solar, Inc. (NASDAQ:WEST), a designer and manufacturer of integrated rooftop solar power systems, and CBD Energy Ltd. (ASX:CBD), a diversified renewable energy company, today jointly announced an agreement to begin distributing Westinghouse Solar Instant Connect™ Solar Power Systems to Harvey Norman Commercial Division.

Westinghouse Solar CEO Margaret Randazzo commented, "We are excited to see such early and significant results of the collaborative efforts of CBD in marketing our products. To put this agreement in perspective, this order results in an increase that more than doubles our volume of shipments from the preceding year. Additionally, this demonstrates how we can leverage the global model and international market access that CBD offers, and gives us the opportunity to grow revenue outside the US market without punitive tariffs.”

“We have high regard in the brand and multi award winning technology that Westinghouse Solar offers,” said Gerry McGowan, Managing Director and CEO of CBD.  “While CBD has been the main supplier of solar panels to Harvey Norman Commercial Division for a number of years, the size and scope of this agreement validates our assessment that there is an appetite for Westinghouse Solar’s innovative products in the Australian market.  Harvey Norman Commercial Division recognized the superior ease of use and safety of the systems, combined with the strength of the Westinghouse brand. The results of this activity clearly illustrate that Westinghouse Solar product is well positioned to be a global class leader,” Mr. McGowan said.

This five megawatt purchase commitment is expected to be delivered over approximately six months following certification, and is subject to the system being certified in Australia. The certification process is currently underway and is expected to take approximately three months to complete.  Once certifications are achieved, the company expects to begin shipping product in the fourth calendar quarter of this year. The Harvey Norman brand name is a retail icon throughout Australia with 185 franchised complexes throughout the local market.

Mr. Alan Stephenson, Franchisee of Harvey Norman Commercial Division said “When CBD presented us with the Westinghouse branded, integrated ‘plug-and-play’ solar power systems, with less parts, superior safety and faster install times, we jumped at the opportunity to offer these products to our customers. Having a brand like Westinghouse to market is a great advantage for us. Unlike other regions of the world, the uptake of solar is quite strong, with over 830 megawatts sold in the Australian market last year. We look forward to having this differentiated product. Harvey Norman Commercial Division has been selling to the Building Industry for over 12 years. In addition to supplying kitchen, bathroom items, hot water and air conditioning systems, we have established a solar business, which we believe, will be a market leader. With Australian power pricing continuing to rise, we are continuing to see very strong demand for solar installations as we are already at grid parity,” Mr. Stephenson said.

About Westinghouse Solar: (NASDAQ:WEST)

Founded in 2001, Westinghouse Solar is a designer and manufacturer of solar power systems. In 2007, Westinghouse Solar pioneered the concept of integrating the racking, wiring and grounding directly into the solar panel. This revolutionary solar panel, originally branded "Andalay", quickly won industry acclaim. In 2009, the company again broke new ground with the first integrated AC solar panel, reducing the number of components for a rooftop solar installation by approximately 80 percent and lowering labor costs by approximately 50 percent. This AC panel which won the 2009 Popular Mechanics Breakthrough Award, has become the industry's most widely installed AC solar panel. A new generation of products named “Instant Connect” has just been introduced and is expected to achieve even greater market acceptance.  Award-winning Westinghouse Solar Power Systems provide the best combination of safety, performance and reliability, while backed by the proven quality of the Westinghouse name. For more information on Westinghouse Solar, visit www.westinghousesolar.com.

About CBD Energy (ASX:CBD)

CBD is Australia's emerging leader in renewable energy, enabling the efficient use of renewable energy for utilities, businesses and households through operations in wind, solar, energy storage and engineering. It has become one of the largest non-utility suppliers and installers of solar energy generation equipment for both large- and domestic-scale operation in Australia. Utilizing its globally competitive supply chain, CBD is also currently developing and profitably installing solar projects in Europe and Southeast Asia, both directly and through joint ventures.  For more information on CBD, visit www.cbdenergy.com.au.

About Harvey Norman (ASX: HVN )

Harvey Norman Holdings Ltd, an Australian public company that, as a franchisor, grants franchises to independent business operators, as business owners who retail products for the home and office in the following categories: Electrical, Computers & Communications, Small Appliances, Furniture, Bedding & Manchester, Home Improvements, Lighting and Carpet & Flooring. There are Harvey Norman stores in Australia, New Zealand, Slovenia, Ireland, Singapore and Malaysia. Harvey Norman operates under three leading brand names: Harvey Norman, Domayne and Joyce Mayne.

Harvey Norman has become a household name and everyone is familiar with the slogan ‘Go Harvey, Go Harvey, Go Harvey Norman’. This company motto, much like the supporting anthem for a favourite sporting team, conveys the enthusiasm and entrepreneurial spirit embedded in the Franchise operators and the Harvey Norman culture.

FOR WESTINGHOUSE SOLAR:

Investor Relations Contact
Matt Selinger
Genesis Select
(303) 415-0200
mselinger@genesisselect.com

Public Relations Contact
Gary Mull
Westinghouse Solar Inc.
(408) 402-9478
pr@westinghousesolar.com

FOR CBD ENERGY:

United States Contact:
James Greer
CBD Energy
(917) 714-4791
james.greer@cbdenergy.com.au

Forward-Looking And Cautionary Statements – Safe Harbor

This press release may contain forward-looking statements, including with respect to future revenue and product sales by Westinghouse Solar and CBD.  Those statements and statements made in this release that are not historical in nature, including those related to future benefits and synergies of the proposed merger, cost and supply chain improvements, competitive advantages, and international distribution opportunities, constitute forward-looking statements within the meaning of the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by the use of words such as “expects,” “projects,” “plans,” “will,” “may,” “anticipates,” believes,” “should,” “intends,” “estimates,” and other words of similar meaning. These statements are based on current plans, estimates and projections, and, therefore, you should not place undue reliance on them. These statements are subject to risks and uncertainties that cannot be predicted or quantified, and CBD and Westinghouse Solar caution that actual results may differ materially from those expressed or implied by such forward-looking statements. These statements are subject to the following risks and uncertainties: difficulties, delays, unexpected costs or the inability to achieve product certification in Australia, or to secure and ramp up manufacturing capacity to support increase demand, ability to purchase product at anticipated prices, potential order cancellations, return privileges or warranty claims by wholesale or end user customers, difficulties, delays, unexpected costs or the inability to consummate the proposed merger between CBD and Westinghouse Solar and other transactions referred to in this communication and those described in the documents that Westinghouse Solar files with the U.S. Securities and Exchange Commission, as well as risks associated with the inherent uncertainty of future financial results, additional capital financing requirements, and development and introduction of new products by CBD, Westinghouse Solar or their respective competitors, uncertainties in the timing of availability and manufacturing volumes of products from suppliers, the effectiveness, profitability, and marketability of new products, the ability to protect and defend proprietary rights and information, the impact of current, pending, or future legislation, regulation and incentive programs on the solar power industry, the impact of competitive products or pricing, technological changes, the ability to identify and successfully acquire and grow distribution customers, and the effect of general economic and business conditions. All forward-looking statements included in this communication are made as of the date of this communication, and neither CBD nor Westinghouse Solar assumes any obligation to update any such forward-looking statements, whether as a result of new information, future events or otherwise.

Statement Regarding Additional Information That Will Become Available

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. The publication or distribution of this communication may, in some countries, be restricted by law or regulation. Accordingly, persons who come into possession of this document should inform themselves of and observe these restrictions. To the fullest extent permitted by applicable law, CBD, Westinghouse Solar and their respective affiliates disclaim any responsibility or liability for the violation of such restrictions by any person.

This communication is being made in respect of a proposed merger involving CBD and Westinghouse Solar. In connection with the proposed merger, CBD and Westinghouse Solar will file with the U.S. Securities and Exchange Commission (the “SEC”) a Registration Statement on Form F-4 containing a proxy statement/prospectus, and each of CBD and Westinghouse Solar may file with the SEC other documents regarding the proposed merger. CBD will provide disclosure and arrange for solicitation of the votes of its shareholders in accordance with Australian regulations. Such documents are not currently available. BEFORE MAKING AN INVESTMENT OR VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER FILED DOCUMENTS CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and security holders may obtain a copy of the Registration Statement on Form F-4 containing a proxy statement/prospectus (when available) and all other documents filed with the SEC by CBD and Westinghouse Solar free of charge at the SEC’s website at www.sec.gov. Investors and security holders may also obtain copies of these documents, free of charge, from Westinghouse Solar by directing a request to Westinghouse Solar, Attention: Margaret Randazzo, (408) 402-9400, or by going to Westinghouse Solar’s website at www.westinghousesolar.com.  Additionally, investors may obtain copies of these documents, free of charge, from CBD by going to CBD’s website at www.cbdenergy.com.au.

Participants in the Merger Solicitation

Westinghouse Solar and CBD, and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies in respect of the proposed merger and related matters. Information regarding Westinghouse Solar’s directors and executive officers is contained in Westinghouse Solar’s annual report on Form 10-K, filed with the SEC on March 16, 2012, and amendment on Form 10-K/A, filed with the SEC on March 26, 2012. Information regarding CBD’s directors and executive officers is contained in CBD’s statement on Schedule 13D, filed with the SEC on January 9, 2012 (as amended to date). Additional information regarding the interests of such potential participants will be included in the Registration Statement on Form F-4 containing a proxy statement/prospectus and the other relevant documents filed with the SEC (when available).  Investors can also obtain free copies of these documents from CBD and Westinghouse Solar using the contact information above.